                                                                Exhibit 10.28.1
                                                               REDACTED VERSION

                           PLASMA SUPPLY AGREEMENT
                            DATED 23 OCTOBER 1997
                               AMENDMENT NR. 1

        *** Confidential treatment has been requested as to certain portions of this agreement. Such omitted confidential information has been designated by an asterisk and has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange act of 1934, as amended, and the Commission's rules and regulations promulgated under the Freedom of Information Act, pursuant to a request for confidential treatment. ***

In Los Angeles, this ____ day of ___________, 1998.

                                BY AND BETWEEN

        Seracare Inc., a corporation of USA nationality, with address at 1925 Century Park East, Suite 1970, Los Angeles, California, USA, represented by Mr. Barry D. Plost, by virtue of his position as Chairman/CEO (hereinafter referred to as Seracare), party of the first part.

        Instituto Grifols, S.A., a corporation of Spanish nationality, with address at Poligono Industrial Levante, calle Can Guasch, s/n, 08150 Parets del Valles, Barcelona, Spain, represented by Mr. Javier Jorba Ribes, by virtue of his position as General Manager (hereinafter referred to as Grifols), party of the second part.

                                    WHEREAS

        The parties have signed a Plasma Supply agreement dated 23 October 1997, and wish to amend said Agreement in accordance with the following:

                                    CLAUSES

        FIRST.--Grifols will purchase from Seracare the annual minimum amount of *** litres of plasma for the year ending on 31 December 1999, in shipments of between *** and *** litres each.

        SECOND.--Grifols shall have the option for year ending 31 December 2000 to purchase from Seracare *** litres of plasma. This option must be exercised by Grifols by giving a 90-day prior written notice before 31 December 1999.

______________________
*** Confidential information omitted and filed separately with the Securities and Exchange Commission.

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        Grifols also has the option to reduce the agreed amount of *** litres by ***, i.e. to *** litres. If Grifols decides to exercise this option, it must provide Seracare with a 90-day prior notice in writing before 31
December 2000, all other terms and conditions remaining the same.

        THIRD.--Seracare will provide blood grouping in all plasma units delivered to Grifols.

        FOURTH.--Grifols will pay to Seracare US$ *** per litre of plasma delivered during the validity of present Agreement, also applicable for the optional period. This price includes the applicable INCOTERMS, which are CIP (Carriage and Insurance Paid to) Parets del Valles.

        FIFTH.--Grifols policy is to have more than one plasma supplier, therefore in the event that Seracare enters into a merger, acquisition, or any procedure by which it becomes controlled or part of a business and/or enterprise in a way that Grifols has only one supplier, Grifols at its option may terminate the present Plasma Supply Agreement by giving written prior notice of 30 days after becoming aware of this new circumstance.

        SIXTH.--The present amendment is intended by both parties hereto as an extension of the term of the original Plasma Supply Agreement dated 23 October 1997, which will be extended until ***, as well as a modification to all other terms and conditions including in the present document.

        All terms and conditions of the original Plasma Supply Agreement shall remain in full force and effect except for those amended herein.

        IN WITNESS WHEREOF, the present Agreement is signed in duplicate in the place and date first written above.

INSTITUTO GRIFOLS, S.A.                         SERACARE INC.

/s/ Javier Jorba Ribes                          /s/ Barry Plost
General Manager                                 Chairman / CEO







______________________
*** Confidential information omitted and filed separately with the Securities and Exchange Commission.


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